SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC 20549


                           FORM 8-K

                   Current Report Pursuant
                to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

  Date of Report (Date of earliest event Reported)    January 9, 1998

                    PETROMINERALS CORPORATION
    (Exact Name of Registrant as Specified in its Charter)

                             Delaware
        (State or Other Jurisdiction of Incorporation)

         1-6336                                      95-2573652
  (Commission File Number)              (I.R.S. Employer Identification No.)

          915 Westminster Ave., Alhambra, California 91803
              (Address of Principal Executive Offices)

                    (818) 284-8842
    (Registrant's Telephone Number, Including Area Code)


  (Former Name or Former Address, if Changed Since Last Report)

Item 1.  Changes in Control of Registrant

     N/A

  Item 2.  Acquisition or Disposition of Assets

     N/A

  Item 3.  Bankruptcy or Receivership

     N/A

  Item 4.  Changes in Registrant's Certifying Accountant

     N/A

  Item 5.  Other Events

  On January 9, 1998, Registrant's shareholders approved a recapitalization of Registrant through an eight-for-one reverse split of the Registrant's common stock. Under the terms of the reverse split, one (1) share of $0.80 par value common stock will be issued for eight (8) shares of Registrant's
  $0.10 par value common stock, effective as of January 25, 1998. All fractional interests will be rounded up to the next whole share. On
  January 16, 1998, Registrant issued a press release concerning this action, a copy of which is attached hereto.

  Item 6.  Resignation of Registrant's Directors

     N/A

  Item 7.  Financial Statements and Exhibits

       (a)   Financial Statements

            N/A

       (b)   Exhibits

     (99)   Press release dated January 16, 1998.          Page 4

  Item 8.  Change in Fiscal Year

     N/A

  Item 9.  Sales of Equity Securities Pursuant to Regulation S

       N/A
                          SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PETROMINERALS CORPORATION


  Date:  January 16, 1998           By:
                                    Paul L. Howard, President and
                                    Chief Financial Officer

                 Petrominerals Corporation
                    915 Westminster Avenue
                  Alhambra, California 91803

                         818/284-8842


                 PETROMINERALS CORPORATION'S
           SHAREHOLDERS APPROVE REVERSE STOCK SPLIT

  Alhambra, CA, January 16, 1998 -- Petrominerals Corporation (NASDAQ:PTRO) announced that its shareholders have overwhelmingly approved an eight for one reverse split of the Company's common stock, effective January 25, 1998.
  Paul L. Howard, Petromineral's president and chief executive officer, said that the reverse split should increase the marketability and liquidity of the Company's common stock, and should increase the trading price of the stock to a price more appropriate for an exchange-listed security.

  The par value of the Company's common Stock is also changed from $0.10 per share to $0.80 per share, to compensate for the one-for-eight Reverse Split, and provides for the Reverse Split of all issued and outstanding shares at the ratio of one new share for every eight old shares. At the effective date the number of issued and outstanding shares of Common Stock will be reduced from 8,475,336 $0.10 par value shares to approximately 1,059,417 $0.80 par value shares. Fractional interests will be rounded up to the next whole share.

  After the effective date, shareholders will be asked to surrender all certificates representing old shares to the Company's transfer agent in accordance with the procedures set forth in a letter of transmittal to be sent by the Company. Certificates representing the appropriate number of new shares will then be issued to the shareholders. Shareholders should not submit their certificates until requested to do so.

  Each shareholders' percentage ownership interest in the Company and proportional voting power remain substantially unchanged after the effective date, except for minor differences resulting from adjustments for fractional interests. The rights and privileges of the shareholders are unaffected by the reverse split.

  Petrominerals Corporation engages in the production and marketing of crude oil and natural gas in California.